BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
ANNUAL REPORT
SEPTEMBER 30, 1996

DEAR FELLOW SHAREHOLDERS:

Your Fund hit historic new highs the last week of this quarter, a great way to end your fiscal year!

While we're delighted to provide solid long-term results for you, we also enjoy having a positive response for the question, "What have you done for me lately?"

Your 5.4 percent growth for the September quarter compared favorably to the 3.1 percent rise in the S&P 500 and the 1.9 percent gain in the Investor's Business Daily Mutual Fund Index. Lipper's average growth fund grew 3.9 percent.

For the twelve months ended September 30, your Fund is up 8.9 percent which included the backtracking in last year's December quarter. After absorbing that, your assets advanced a bold 21 percent as we write today.

BRANDYWINE BLUE FUND
PERFORMANCE 6/30/94 TO 9/30/96

June 30, 1994         100
September 30, 1994    107.8
December 31, 1994     107.7
March 31, 1995        117.1
June 30, 1995         135.7
September 30, 1995    153.9
December 31, 1995     142.5
March 31, 1996        155.6
June 30, 1996         159
September 30, 1996    167.6

In the most recent two years, you've seen a 55 percent jump in your Fund, or
24.7 percent on an average annualized basis.

Those of you with us for the last five years enjoyed a 145 percent increase in your investment, 19.7 percent annualized, leaving behind the S&P 500 which rose just 103 percent, the IBD Index's 93 percent gain, and the 72 percent climb in the NYSE.

According to Lipper Analytical, your Fund is in the top four percent of 247 U.S. growth funds for the five year period.

MOST RECENT FIVE YEARS

NYSE                72.2%
S&P MIDCAP          84.2%
IBD*<F1>            92.9%
S&P 500*<F1>       102.9%
YOUR FUND*<F1>     145.3%

*<F1>TOTAL RETURN
IBD=Investor's Business Daily Mutual Fund Index

Your first nine months results through September 30 of 17.6 percent nicely outpaced the major indices. The IBD Index rose 14.3 percent, the S&P 500 climbed
13.5 percent, and the NYSE gained 11.5 percent.

In the last several weeks, mainstream economic thinking widely forecasted Federal Reserve tightening to slow an overheated economy. The consensus took a serious body blow in mid-September when indicators flashed that retail sales were lackluster at the same time inflation indicators posted tepid results. Those who thought interest rates would rise reversed field.

Two weeks later, declining durable goods orders and rising jobless claims began painting a picture of economic activity slowing to sustainable levels on its own accord, without federal interest rate intervention, again showing the wisdom of Alan Greenspan's patient waiting strategy.

At Friess Associates we continue to focus on investments in companies whose growth is based on the ability to gain market share with the introduction of exciting new products. We emphasize companies whose margins are secured by an ability to price their goods and services in a way that offsets the impact from inflation.

Companies whose profitability and growth depend solely on the overall direction of the economy are systematically eliminated as candidates for your Fund.

According to an analysis by O'Neil and Company, the growth of the companies in your portfolio exceeds that of those making up the S&P 500 yet P/E ratios on 1997 estimates are a modest 17 times.

COMPANY GROWTH

AVERAGE INCREASE LATEST 12 MOS. EARNINGS
Your Companies 53%
S&P 500 14%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
Your Companies 50%
S&P 500 14%

All S&P figures are unweighted. Analysis by William O'Neil & Co., Inc. September 27, 1996

Your well-balanced research team isolated many individual companies which performed well for you this quarter. Some of the largest percentage gainers were Mark Lapolla's SCI Systems, up 39 percent, ADC Telecom, picked by Andy Graves, rose 46 percent, and A.J. Berk's Precision Castparts rose 20 percent.

Individual stock selection is what led us to participate in many energy-related stocks as previously mentioned in June. After a correction in July, energy stocks in your Fund resumed their upward trend. Cooper Cameron Corp. rose 31 percent, Reading & Bates increased 23 percent, and J. Ray McDermott climbed 19 percent.

Worldwide hydrocarbon demand continues to outstrip supply, creating an environment where oil prices are far more stable than in the past. This allows more predictable cash flows and the confidence to increase drilling and development.

Today, new technologies such as 3D and 4D seismic, directional drilling, and floating production allow highly profitable field development at oil prices of $17 to $20 and natural gas prices of $1.75 to $2.00. So far, cautious optimism by the industry has mitigated the over-building of capacity which spoiled the profitable expansion in the late 1970's.

Concerns that additional oil would come onto the markets with Iraq's agreement to comply with United Nations' sanctions were alleviated by Saddam Hussein's recent behavior.

To put that inevitable increase in oil supply in perspective, the expected 700,000 barrels per day from Iraq will represent less than one percent of worldwide consumption and roughly 35 percent of one year's increase in demand.

With global expansion being accelerated by increasing demand from fast-growing Asian economies, the big question is where will the additional needs come from, particularly since many mature fields such as the Alaskan North Slope and the North Sea are peaking out or already declining in production.

Recent strength in technology stocks was sparked when Intel, Diane Hakala's pick which rose 31 percent this quarter, pre-released its positive results. Why?

Our field research indicated all year that end demand for computers and related electronics has been solid, yet many companies' first half earnings didn't truly reflect this. Inventory corrections masked the real picture. When inventories came down, fundamentals looked to be improving and lifted the wall of worry concerning end demand.

Meanwhile, companies such as David Harrington's Dell Computer, up 53 percent during the quarter, Clarke Adams' Gateway, up 41 percent, Jon Fenn's Adaptec, up 27 percent, and John Ragard's Western Digital, up 54 percent, among others, benefit from lower component prices for their products. This results in stronger gross margins and permits lower prices to consumers which in turn creates higher demand.

Our challenge every day is to focus our intensive, bottom-up research process on finding out what is really going on and then to compare what we have found to Wall Street's perceptions, ONE STOCK AT A TIME!

This research strategy is what fuels your growth since inception of 221 percent, or 22.6 percent annualized, compared to the S&P 500's 156 percent gain, the 113 percent climb in the NYSE, and the IBD Mutual Fund Index's rise of 126 percent.

SINCE INCEPTION
JANUARY 10, 1991

NYSE               113.0%
IBD*<F2>           125.8%
S&P 500*<F2>       156.3%
DJIA*<F2>          176.4%
YOUR FUND*<F2>     221.1%

*<F2>TOTAL RETURN

Your Friess Associates team remains committed to this strategy, with more than $15 million of their own personal assets invested in your Fund.

During the quarter others saw the value of this strategy and entrusted $20 million in new assets to our stewardship.

As always, we are honored by your confidence and grateful for your long-term perspective. We continually look forward to putting our strategy to work for your benefit as we shepherd your precious assets. Have a wonderful autumn!

God Bless!

/s/ Foster Friess


Foster Friess
President
October 9, 1996

HIGHLIGHTS . . .

COMMUNICATIONS

Talking on the telephone, communicating over the Internet, and even watching television involve data being transmitted over various wires and cables. ADC TELECOMMUNICATIONS, INC. manufactures products which enhance data transmission. Ameritech, GTE, and Sprint are some of your company's major customers.

With the passage of the telecommunication reform rules earlier this year, orders from telephone companies such as AT&T, Worldcom and the "Baby Bells" accelerated. CEO Bill Cadigan told investors at the Baird Conference recently that backlog of orders for all of ADC's equipment will likely surpass $1 billion in the next 12 months, up from $600 million today.

We learned from Aimee Gallogly, Treasurer, that many ADC customers have been testing your company's Homeworx platform for delivering pay-per-view video, telephone service, and modem access to their cable subscribers. Analysts believe these contacts have the potential of several millions of dollars in orders.

Revenues were $217 million for the recent July quarter, increasing 45 percent from $150 million, fueling earnings growth of 25 percent from $.36 to $.45.

Purchased just in July at $45, your shares have risen 43 percent to $64.

HOME/OFFICE & RELATED . . .

With customers like NationsBank, Fidelity, Motorola, and Hewlett-Packard, HERMAN MILLER, INC. is the largest office furniture manufacturing company in the country offering a complete line of chairs, desks, credenzas, and other office pieces.

Even with consolidation in the industry creating just a 5-7 percent growth rate for the smaller players, Herman Miller is gaining market share. Your company benefits from the trend of many Fortune 500 Companies minimizing the number of vendors they use. In an effort to cut costs, most companies look for more service from each individual vendor and will select a larger player in the market, like Herman Miller, that can provide that additional service.

For the last quarter, earnings rose 56 percent from $.37 to $.58 and for the fiscal year ended May 1996, earnings were $2.25, escalating 72 percent from $1.31 last year. Revenues climbed 18 percent during the year.

Chief Financial Officer Brian Walker explained to us recently that your company "put their money where their mouth is," so to speak, and aggressively repurchased 1.3 million shares of the total shares outstanding, which should add to share earnings.

Since purchase in July, your shares have increased 21 percent selling now at $40.

NETWORKING . . .

Best known for its high-end routers which allow computer networks to communicate over long distances, CISCO SYSTEMS is the world's networking giant with annual sales expected to exceed $5 billion for the current fiscal year.

Your company's recent acquisition of Stratacom helps position Cisco in the telecom market as, according to Larry Carter, Chief Financial Officer, Stratacom's frame relay and ATM switching technologies complement Cisco's routing and Ethernet switching business.

With networking, the older mainframes are replaced by servers and "smart" personal computers -- those with the Intel or Apple processors inside to make them run more quickly and efficiently.

These PC's are tied together into intranets -- within a firm -- and the Internet, thereby building the Internet's network of PC's, servers, and workstations.

Revenues exploded 108 percent during the recent July quarter to reach $1.2 billion, up from $621 million last year, fueling earnings growth of 80 percent from $.25 to $.45.

Original shares purchased in April 1995 at $20 have more than tripled to $62. Additional shares, purchased following the Stratacom acquisition in July, less than three months ago, have already increased 18 percent.

SEMICONDUCTORS & RELATED

Just as the commercial claims, if it says "Intel inside," you know the computer contains a Pentium processor and therefore runs at high speed. Most all PC manufacturers -- Compaq, IBM, Dell, and Gateway -- are customers of INTEL CORP. which produces the Pentium.

Intel's CEO Andy Grove told us recently that your company's newly completed Pentium plant in Chandler, Arizona, is designed not only for this chip, but also for the next generation of chips. All that will be required is a simple change in the equipment.

Your company is, by far, the major producer of microprocessors for PC's, its newest being the Pentium Pro. These chips serve as the primary "brain" for the PC and are becoming faster and able to handle even greater function than before.

With PC unit growth above expectations, Intel's earnings jumped 18 percent during the June quarter to $1.17 from $.99 while revenues rose 19 percent to $4.6 billion from $3.8 billion.

In just a little more than two months, your shares climbed 31 percent, selling now at $95 up from the purchase price of $72.

FELLOW SHAREHOLDER . . .

In 1971, Dr. Keith Phillips started a Christian Bible school in the Los Angeles ghetto of Watts. He soon realized that to make a real difference in people's lives he needed to have a long term relationship with them. Today his idea has grown into the World Impact organization serving inner-city families in 13 urban centers across America.

World Impact's center in Chester, Pennsylvania was launched in 1988 and now includes classes for kids, after-school activities for teens, and programs for adults.

Five years ago Keith Phillips visited Chester and spoke at some local churches. Foster and Lynn Friess invited a group of people to meet him. It was there that the seed of an idea was planted.

Lois Aldrich attended that gathering and heard Dr. Phillips' hopes of someday offering vocational training that could help people in the inner city find jobs, get off welfare, and turn their lives around. Lois says, "A light bulb went on in my head." A nurse with experience in teaching nurse's aid certification, Lois decided to put together a program.

After trudging through the bureaucracy and paperwork of a state-licensed program, she obtained approval for her course, resigned from her other job, and started a pilot program in summer 1993 at World Impact's Frederick Douglass Christian School in Chester. Starting with two students, Lois is now teaching her seventh class and counts 32 graduates of her program, including four men.

The students attend class for eight weeks, three days a week. Half their time is spent in the classroom and half is spent in a nursing home learning how to care for people who are not able to care for themselves.

But the program's purpose goes beyond job training. Lois spends a lot of personal time with her students helping them to believe in their own self-worth and to have confidence that they can make a positive contribution in the workplace.

Some of the students are young, single mothers on welfare. Some students, in their thirties with grown children who've given them grandchildren to care for, are entering the job market for the first time.

Although a few students have gone through the program and not sought employment, most of her graduates have jobs and feel good about themselves and their accomplishments.

Lois lives in Kennett Square, Pennsylvania with her husband, an engineer with the DuPont Company. Her daughter, just graduated from college, is a teacher, and her son is a junior in college. When she has a little free time for herself she enjoys working on craft projects, gardening, and camping with her family.

We salute Lois and her commitment to volunteer her time to improve the lives of her students. World Impact is one of the outstanding organizations we number among our fellow Brandywine Blue Fund shareholders, and we are honored to support their good works.

- Margaret Barton

NEWS FROM YOUR CUSTODIAN . . .

You'll notice a change on your next statement from Firstar Trust. In order to prevent the POSSIBILITY of fraudulent use of your social security number or tax identification number, it will no longer be printed on any statement unless your statement reflects an initial purchase into the Fund. In the box where the number normally appeared, it will read "on file" if Firstar has your number or "specify" if they need it from you.

GROWING YOUR FUND . . .

We would not be able to create any gains for you in the Fund were it not for the many folks at all the companies in your portfolio. The people on the shipping docks, in secretarial pools, and on the assembly line are those who are really responsible for your Fund's success. Because of their essential contribution we want to highlight these individuals.

This quarter we would like to introduce you to Lysa Bryant, one of three Investor Relations contacts at Compaq Computer, whom your consultant Mike Davis met when he was researching new developments at the company.

Lysa admits that it took a little while to gain the confidence to speak for Compaq, because she knows that what she says can have a big impact on the stock as the Investor Relations group serves as the company's liaison to Wall Street.

When Compaq makes an announcement, or the press catches hold of a rumor about the company, Lysa's department can be on the phone all day confirming, denying, or explaining the issues.

As program manager for Investor Relations, Lysa sets up all the meetings with the institutional investors and the analysts, and she handles all the details when Compaq participates in a technology conference -- everything from catering services to developing computerized multi-media presentations.

Lysa started at Compaq as a temporary worker in the software training department. Two years later, when a permanent position opened up in the Investor Relations office, she jumped at the chance.

Praising her boss, Alice McGuire, a good friend to Lysa who encourages her to grow in her job, Lysa remembers, "I had been here two weeks, and Alice came to my son's second birthday party. How many bosses do you know of who would do that after just two weeks?"

With their two sons, Hayden and Colby, Lysa and her husband Mike live in Tomball, Texas, outside of Houston, and are kept busy with soccer, baseball, and Cub Scouts. When they find a little time to get away, they enjoy scuba diving and motorcycling.

We applaud Lysa and the more than 17,000 employees at Compaq for adding value to your investment in Brandywine Blue. Compaq shares purchased during this quarter have already brought in more than $1.2 million to your portfolio.

- Margaret Barton

A.J.  . . .

Researcher Andre "A.J." Berk, traces his interest in the stock market back to his high school days, when he began investing in growth stocks. Upon entering Wayne State University in Detroit, A.J. had already decided to major in Business and earned a B.S. in Economics and Finance in 1986.

A.J. joined your Phoenix research team in December 1994 after spending seven years as a financial analyst for a small money management firm located near his home in the Detroit suburb of West Bloomfield. During his time there, he had three years of continuous contact with researcher, Diane Hakala.

The two met at an investment conference and A.J. recalls, "I was instantly impressed by Diane's in-depth knowledge of multiple industries and specific companies. That research-intensive strategy is instrumental in our fulfilling our important obligation to those depending on us to grow their assets."

According to senior researcher John Ragard, A.J. quickly and effectively grasped the Friess strategy. "A.J. is an extraordinarily thorough researcher. As teammates, we have the opportunity to regularly bounce stock ideas off each other. In almost every instance when we discuss an issue about a company that needs to be understood, A.J. has already thought it through and contacted several industry sources about it."

Reflective of A.J.' s capabilities, Newbridge Networks, Payless Shoe Source, Precision Castparts, Thrifty PayLess, and Praxair have together gained $5 million for your Fund.

With his interest in playing tennis and hockey and his active involvement in the Cystic Fibrosis Foundation, A.J. keeps busy during his time away from the office.

 - Rebecca Buswell

CONRAD . . .

After three years as a researcher in both your Wilmington and Jackson offices, Conrad Doenges went out on his own as a consultant two years ago and moved back to his native Tulsa, Oklahoma.

While not a hub in the investment world, the location works perfectly for Conrad as the "virtual office" concept at Friess Associates enables him to be near his family and communicate with Friess researchers via Lotus Notes and fax just as though he were visiting any of our three main offices.

"With the computer systems Friess has in place, your research team can more effectively grow your investments and tap into company contacts in every major city," Conrad explains.

 "For example, in August I met in Tulsa with all the senior management of Apache Corporation, a stock followed by Wilmington-based senior researcher, John Ragard. My meeting saved John nearly two full work days as he didn't have to travel to Tulsa and back."

In 1988, Conrad earned a B.A. in History from Davidson College where he served as President of the student body his senior year. Upon graduating, he was a corporate banking officer at NationsBank in both Charlotte and Chicago. There he received rigorous financial analysis training he now implements in dissecting a company's financial statement.

Some of those companies Conrad recommended for your Fund include Jones Apparel and Scott Paper, which together have brought you more than $2 million in gains.

Friess researcher and college buddy Andy Graves applauds Conrad's abilities. "Conrad and I collaborate often on companies for your Fund, and he has a keen eye for the finances of a business which can drive its success. His patience and cool head give him an edge in this fast-paced and often tough business."

Aside from picking stocks, Conrad enjoys keeping fit and works out daily -- lifting weights and running. He is also active in his community, serving on the boards of The Arts and Humanities Council of Tulsa, and Art After Five at Philbrook Art Museum.

- Rebecca Buswell

MIMI . . .

"As assistant to researcher Andy Graves, I understand the value of being a team player, especially in an industry where timing is of the utmost importance. By focusing on the variables that can significantly impact a stock's price like a new product line or new management, and alerting Andy to those issues, I can effectively empower him in his research efforts on behalf of our clients and shareholders."

That's how research manager Mimi Wry describes her role at your Jackson Friess Associates headquarters.

Lettering in four varsity sports all through high school, in Summit, New Jersey, it's no surprise that Mimi thrives within the Friess team environment. "Everyone makes a contribution. Everyone shares the same enthusiasm for fulfilling our mission of growing the assets entrusted to us," Mimi relates.

Graduating from Bucknell University in Lewisburg, Pennsylvania with a degree in psychology, Mimi went on to graduate studies in the social work program at Rutgers University. She worked as a youth counselor with troubled teenagers, first in New Jersey and later in Jackson. Then, for a total change of pace, Mimi worked in technical support at a software company, testing new products and helping clients solve technical problems.

Complimenting her organizational skills, Andy says, "Mimi's knack for coordinating with three consultants located in San Francisco, Tulsa, and Minneapolis, all from her office in Jackson, is an invaluable contribution to our investment objective." Mimi's work helped in producing gains of $11 million for your Fund from Andy's Cisco Systems, Tellabs, Tommy Hilfiger, and Gap selections.

Mimi loves most outdoor activities, particularly skiing and backpacking, and she also enjoys playing tennis and ice hockey. Last summer, Mimi climbed the Grand Teton. Now her teammates are just waiting to see what adventure she will tackle next!

- Margaret Barton

MARKET CAP . . .

The biggest shift in your market cap this quarter occurred in your large cap holdings -- those above $5 billion -- increasing from 31.6 percent in June to
34.2 percent. The new purchase of Intel and its subsequent 31 percent gain, as well as an increase in the market value of Dell Computer, up 53 percent this quarter mov-ing it to the large cap category, helped grow this group.

You also bought Compaq Computer and Computer Associates and added to Cisco Systems and 3Com Corp., increasing this category. Together, these companies brought in $6.5 million during the quarter.

The sale of Intimate Brands, TWA, and Network General reduced your small cap group to 9.7 percent from 11.3 percent. Your mid cap holdings decreased slightly from 55.4 percent to 55.1 percent.

CASH 1.0%
SMALL CAP 9.7%
MID CAP 55.1%
LARGE CAP 34.2%

 The investment community is filled with experts who publish information for the investing public about where to put their money. We at Brandywine Blue Fund recognize that these folks help grow our Fund since many of our shareholders decide to pool their assets with ours based in part on the articles and materials they read. Because we understand how important this influence is to our business, we are launching this feature to highlight these individuals in future reports.

FUND EXPERT . . .

With so many mutual funds in the marketplace today, the $320 million asset management firm, Litman/Gregory & Company, based in San Francisco, uses a screening system to select which funds to include for their clients.

Co-founder Ken Gregory looks for the following characteristics in a fund's manager: an experienced track record relative to its appropriate peer group; a willingness to think independently and act upon that; an intense focus; and, most importantly, a passion for the business. Ken says he finds all of these in your Friess Associates research team.

"Friess Associates is one of the very few examples of an investment firm that has grown rapidly but maintained its ability to manage more money and more people effectively," Ken states. "Many firms who grow stumble and trip in terms of delivering the same quality and performance they provided when they were small. This has not been the case with Friess."

Just after launching Litman/Gregory in 1987, Ken discovered Friess Associates and your sister fund, Brandywine, and wanted to offer the Fund to their clients. Their firm is set up to invest only through Charles Schwab, so they could not initially propose Brandywine as an option to their clients because, at that time, Brandywine was only available through direct investment.

Ken's enthusiasm about the opportunities Brandywine could create for his clients finally convinced Foster to form a relationship with Schwab exclusively for Litman/Gregory. Since 1989, Litman/Gregory clients, primarily individuals whose average account size is $2 million, have been Brandywine Fund shareholders.

Litman/Gregory's newsletter, The No-Load Fund Analyst is one of the most widely respected publications in the financial press and, according to Ken, has been instrumental in fueling the company's growth. "We have never marketed our services, but, instead, have focused on generating good performance for our clients -- the best advertising of all."

Before joining up with Craig Litman, Ken worked in the investment industry as president of an asset management company and as a financial adviser. He earned his MBA at the University of Michigan and returned to his native San Francisco where he and his wife of 15 years, Erica, live and raise their three children.

A shareholder himself, Ken understands how your manager's strategy works and explains, "I'm impressed with Friess' obsessiveness in knowing their companies well and understanding what's driving revenues and earnings. This business is filled with bright people, but being bright isn't enough. To really be successful, you must be obsessed with getting any edge on the competition that you can. The Brandywine team does just that."

- Rebecca Buswell

ON THE CUTTING EDGE . . .

CUTTING BOARDS PROTECT AGAINST SALMONELLA AND E. COLI . . . HOSPITAL GOWNS KILL STAPH GERMS ON CONTACT
By adding bacteria-killing chemicals to plastics and synthetic fibers, Microban Products Co. in Huntersville, N.C. is making these and other products with built-in antibacterial protection. The pellet-encased ingredient is colorless, odorless, and, unlike surface coating, does not wash off. Hasbro is test-marketing a child's high-chair with the ingredient molded into the food tray.

STOPPING DISABLED PLANES
"Foamcrete," a mixture of cement, water, and foaming agents, manufactured by Engineered Systems in Aston, Pennsylvania, can stop a runaway Boeing 727 traveling at 60 mph within 400 feet. Disabled planes making an emergency landing would roll onto a strip of foamcrete laid out at the end of the runway. Currently, foamcrete is being installed at New York's Kennedy Airport; the Boston and Seattle airports may soon follow.

"BATTERIES NOT INCLUDED" -- BUT THIS TIME THEY ARE NOT NECESSARY
Trevor Bayless, a British inventor, has created the Bayless Clockwork Radio. Simply wind it up like an old-time phonograph, and listen to AM, FM, or short wave for half an hour. A grant from the British government is making the radios available for $4 a piece for aid agencies to distribute in African villages.
The hope is the radios will be a good source for distance learning and health information. The "Freeplay" radio makes a logical emergency set here in the U.S. because it can be stored unwound and wrapped in watertight plastic without worrying about batteries leaking. The retail price here is about $100.

SOMETIMES LESS IS MORE
Personal digital assistants are those "pocket computers" that are usually too heavy, slow, and complicated to be useful. Palm Computing's Pilot fits in a pocket, weighs 5.7 ozs., and has one goal -- to keep you organized. Set the Pilot into a special cradle attached to your personal computer, press one button, and the two devices exchange updates of their data -- phone numbers, addresses, appointments. Since the Pilot was introduced in April, retailers can barely keep the $299 device in stock. Palm's parent company is U.S. Robotics Corp.

(PRICE WATERHOUSE LLP LOGO)
3100 MULTIFOODS TOWER
33 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

REPORT OF INDEPENDENT ACCOUNTANTS

October 7, 1996

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Blue Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period from January 10, 1991 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

BRANDYWINE BLUE FUND, INC.
STATEMENT OF NET ASSETS
September 30, 1996


                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                COST          VALUE
--------------------------                               -----       --------
COMMON STOCKS - 99.0% (A)<F4>

            APPAREL & SHOES - 8.1%
    57,900  Jones Apparel Group, Inc.*<F3>          $2,248,901     $3,691,125
   172,200  Liz Claiborne, Inc.                      5,338,260      6,414,450
    47,200  NIKE, Inc. Cl B                          2,630,478      5,734,800
   112,800  Nine West Group Inc.*<F3>                5,163,911      6,119,400
   136,200  The Sports Authority, Inc.*<F3>          3,045,188      3,626,325
     9,400  St. John Knits, Inc.                       401,539        471,175
    41,050  Tommy Hilfiger Corp.*<F3>                1,178,546      2,432,212
                                                   -----------    -----------
                                                    20,006,823     28,489,487
THIS SECTOR IS 42.4% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.5%
    20,000  Borg-Warner Automotive, Inc.               821,200        710,000
    32,400  Lear Corporation*<F3>                      938,887      1,069,200
                                                   -----------    -----------
                                                     1,760,087      1,779,200
THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.7%
    25,700  Champion Enterprises, Inc.*<F3>            631,140        581,462
    70,000  U.S. Industries, Inc.*<F3>               1,867,507      1,837,500
                                                  ------------    -----------
                                                     2,498,647      2,418,962
THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

            COMMUNICATIONS - 6.4%
    54,900  ADC Telecommunications, Inc.*<F3>        2,460,978      3,513,600
    49,000  Andrew Corp.*<F3>                        2,431,373      2,443,875
    44,200  Dynatech Corp.*<F3>                      1,415,550      2,022,150
    80,000  ECI Telecom Ltd.                         1,759,184      1,680,000
    65,000  Octel Communications Corp.*<F3>          1,717,957      1,885,000
   114,300  Tellabs, Inc.*<F3>                       4,478,856      8,072,438
    46,600  U.S. Robotics Corp.*<F3>                 3,309,158      3,011,525
                                                  ------------    -----------
                                                    17,573,056     22,628,588
THIS SECTOR IS 28.8% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 7.8%
    55,000  Adaptec, Inc.*<F3>                       2,303,754      3,300,000
   145,500  Compaq Computer Corp.*<F3>               8,078,026      9,330,187
    20,000  Dell Computer Corp.*<F3>                   701,799      1,555,000
    77,000  Gateway 2000, Inc.*<F3>                  3,101,202      3,686,375
    70,000  Sun Microsystems, Inc.*<F3>              3,325,607      4,348,750
   126,300  Western Digital Corp.*<F3>               3,143,381      5,067,788
                                                  ------------    -----------
                                                    20,653,769     27,288,100
THIS SECTOR IS 32.1% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.6%
    58,700  U.S. Office Products Co.*<F3>            2,490,141      2,105,863

THIS SECTOR IS 15.4% BELOW YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS  - 2.4%
    55,000  Honeywell Inc.                           3,221,218      3,471,875
    40,000  Precision Castparts Corp.                1,540,610      1,940,000
    75,000  Sundstrand Corp.                         2,634,632      2,925,000
                                                  ------------    -----------
                                                     7,396,460      8,336,875
THIS SECTOR IS 12.7% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 2.2%
    75,000  Computer Products, Inc.*<F3>             1,647,810      1,640,625
    80,000  SCI Systems, Inc.*<F3>                   2,973,296      4,500,000
    50,000  Waters Corp.*<F3>                        1,346,595      1,637,500
                                                  ------------   ------------
                                                     5,967,701      7,778,125
THIS SECTOR IS 30.3% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 8.3%
    85,000  AccuStaff Inc.*<F3>                      2,216,103      2,199,375
   183,700  Associates First Capital Corporation     6,437,128      7,531,700
    18,000  Beneficial Corp.                           914,249      1,035,000
    49,000  CMAC Investment Corp.                    2,815,543      3,111,500
    20,000  Comdisco, Inc.                             548,488        577,500
    84,000  Conseco, Inc.                            3,592,934      4,137,000
    15,000  Credit Acceptance Corp.*<F3>               283,125        412,500
    63,500  Diebold, Inc.                            3,419,606      3,706,812
    37,900  MGIC Investment Corp.                    2,388,990      2,553,513
    37,600  The Money Store, Inc.                      661,713        996,400
    15,000  The PMI Group, Inc.                        735,900        796,875
    83,000  The Quick & Reilly Group, Inc.           2,575,249      2,178,750
                                                 -------------   ------------
                                                    26,589,028     29,236,925
THIS SECTOR IS 10.0% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 2.2%
    50,000  Dean Foods Co.                           1,357,795      1,412,500
    70,000  Flowers Industries, Inc.                 1,264,444      1,426,250
   160,000  Food Lion CL B                           1,273,750      1,420,000
    80,000  The Kroger Co.*<F3>                      3,473,531      3,580,000
                                                  ------------    -----------
                                                     7,369,520      7,838,750
THIS SECTOR IS 6.4% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 2.8%
    15,000  HealthCare COMPARE Corp.*<F3>              715,312        710,625
     5,000  HEALTHSOUTH Corp.*<F3>                     175,300        191,875
    60,500  MedPartners, Inc.*<F3>                   1,316,805      1,376,375
   100,000  OrNda HealthCorp*<F3>                    2,570,448      2,737,500
    35,000  Pacificare Health Systems, Inc.*<F3>     2,886,562      3,027,500
    69,600  Quorum Health Group, Inc.*<F3>           1,669,224      1,722,600
                                                   -----------   ------------
                                                     9,333,651      9,766,475
THIS SECTOR IS 4.6% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 1.9%
    22,500  HON INDUSTRIES Inc.                        883,688        894,375
    60,000  Lowe's Companies, Inc.                   2,342,636      2,452,500
    80,000  Herman Miller, Inc.                      2,673,738      3,240,000
                                                  ------------    -----------
                                                     5,900,062      6,586,875
THIS SECTOR IS 11.6% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 1.4%
    50,000  American Greetings Corp. Cl A            1,382,305      1,431,250
   123,000  Interstate Hotels Company*<F3>           2,846,257      3,397,875
                                                  ------------    -----------
                                                     4,228,562      4,829,125
THIS SECTOR IS 14.2% ABOVE YOUR FUND'S COST.

            MEDICAL PRODUCTS & SUPPLIES - 1.4%
    85,000  AmeriSource Health Corp.*<F3>            2,675,000      3,782,500
    36,100  Sybron International Corp.*<F3>          1,015,767      1,046,900
                                                  ------------    -----------
                                                     3,690,767      4,829,400
THIS SECTOR IS 30.9% ABOVE YOUR FUND'S COST.

            NETWORKING - 6.8%
   167,800  3Com Corp.*<F3>                          7,712,393     10,078,571
   223,000  Cisco Systems Inc.*<F3>                  9,306,538     13,840,049
                                                  ------------   ------------
                                                    17,018,931     23,918,620
THIS SECTOR IS 40.5% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 13.0%
   100,000  Apache Corp.                             2,960,736      2,975,000
    50,000  BJ Services Co.*<F3>                     1,572,247      1,812,500
    30,000  Camco International Inc.                 1,030,905      1,121,250
    40,000  Chesapeake Energy Corporation*<F3>       2,022,915      2,505,000
    15,900  Cooper Cameron Corp.*<F3>                  616,042        912,262
    44,000  Diamond Offshore Drilling, Inc.*<F3>     2,266,000      2,420,000
   110,000  Global Marine Inc.*<F3>                  1,544,697      1,732,500
    13,500  J. Ray McDermott, S.A.*<F3>                331,304        393,187
   196,700  Noble Drilling Corp.*<F3>                2,902,999      2,975,088
   185,000  Oryx Energy Co.*<F3>                     3,069,820      3,283,750
    64,000  Pennzoil Co.                             3,164,652      3,384,000
    70,000  Phillips Petroleum Co.                   2,949,221      2,992,500
   145,000  Reading & Bates Corp.*<F3>               1,785,313      3,933,125
   131,500  Rowan Companies, Inc.*<F3>               2,126,249      2,449,188
   110,000  Schlumberger Ltd.                        9,538,992      9,295,000
    98,000  Smith International, Inc.*<F3>           2,913,991      3,442,250
                                                  ------------    -----------
                                                    40,796,083     45,626,600
THIS SECTOR IS 11.8% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 1.6%
    65,000  Genzyme Corp.*<F3>                       1,896,667      1,657,500
    25,000  R.P. Scherer Corp.*<F3>                  1,224,998      1,218,750
    60,000  Teva Pharmaceutical Industries
              Ltd. ADR                               2,690,606      2,782,500
                                                  ------------    -----------
                                                     5,812,271      5,658,750
THIS SECTOR IS 2.6% BELOW YOUR FUND'S COST.

            RETAILING - 12.0%
   110,000  CompUSA Inc.*<F3>                        2,419,565      5,940,000
   100,000  Consolidated Stores Corp.*<F3>           2,794,150      4,000,000
    65,000  Dollar General Corp.                     1,561,483      2,023,125
   250,000  Gap, Inc.                                5,922,207      7,218,750
    30,000  Mac Frugal's Bargainso
              Close-outs Inc.*<F3>                     638,994        708,750
   115,000  Melville Corp.                           5,032,656      5,074,375
    22,000  Neiman-Marcus Group, Inc.*<F3>             772,361        775,500
    86,000  Payless ShoeSource, Inc.*<F3>            2,708,462      2,891,750
   176,700  Sears, Roebuck and Co.                   7,344,951      7,907,325
    67,000  Sunglass Hut International, Inc.*<F3>    1,033,100      1,067,846
    40,000  Thrifty PayLess Holdings, Inc. Cl B*<F3>   626,308        745,000
   110,200  TJX Companies, Inc.                      2,611,981      3,953,425
                                                 -------------    -----------
                                                    33,466,218     42,305,846
THIS SECTOR IS 26.4% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 3.0%
   110,000  Intel Corp.                              7,965,429     10,498,180
THIS SECTOR IS 31.8% ABOVE YOUR FUND'S COST.

            SOFTWARE - 11.2%
   130,000  Adobe Systems Inc.                       4,619,624      4,842,500
    70,400  BMC Software, Inc.*<F3>                  2,734,436      5,596,800
    20,000  Cadence Design Systems, Inc.*<F3>          272,688        715,000
   202,500  Computer Associates
              International, Inc.                   11,044,115     12,099,375
    65,000  Compuware Corp.*<F3>                     2,351,877      2,973,750
   200,000  Informix Corp.*<F3>                      5,078,824      5,575,000
    85,000  McAffee Associates, Inc.*<F3>            4,531,252      5,865,000
    35,000  Parametric Technology Corp.*<F3>         1,518,930      1,728,125
                                                  ------------   ------------
                                                    32,151,746     39,395,550
THIS SECTOR IS 22.5% ABOVE YOUR FUND'S COST.

            TRANSPORTATION - 0.9%
    50,000  Comair Holdings, Inc.                    1,224,150      1,175,000
   125,500  USAir Group, Inc.*<F3>                   2,413,013      2,070,750
                                                  ------------   ------------
                                                     3,637,163      3,245,750
THIS SECTOR IS 10.8% BELOW YOUR FUND'S COST.

            MISCELLANEOUS -  3.8%
    40,000  The B. F. Goodrich Company               1,719,862      1,805,000
    25,000  Olin Corp.                               2,117,373      2,100,000
    68,800  Praxair, Inc.                            2,178,628      2,958,400
    75,000  UCAR International Inc.*<F3>             3,056,001      3,037,500
   100,000  United Waste Systems, Inc.*<F3>          2,209,165      3,475,000
                                                  ------------   ------------
                                                    11,281,029     13,375,900
THIS SECTOR IS 18.6% ABOVE YOUR FUND'S COST.

            Total common stocks                    287,587,144    347,937,946

SHORT-TERM INVESTMENTS - 2.5% (A)<F4>
            COMMERCIAL PAPER - 1.4%
$5,000,000  The CIT Group Holdings, Inc.,
            due 10/01/96, discount of 5.66%          5,000,000      5,000,000

            VARIABLE RATE DEMAND NOTES - 1.1%
   364,311  American Family
              Financial Services                       364,311        364,311
 1,160,000   Johnson Controls, Inc.                  1,160,000      1,160,000
 2,300,000  Wisconsin Electric Power Co.             2,300,000      2,300,000
                                                  ------------    -----------
            Total variable rate demand notes         3,824,311      3,824,311
                                                  ------------    -----------
            Total short-term investments             8,824,311      8,824,311
                                                  ------------    -----------
            Total investments                     $296,411,455    356,762,257
                                                   -----------
                                                   -----------
            LIABILITIES, LESS CASH AND
            RECEIVABLES (1.5%) (A)<F4>                            (5,303,201)
                                                                 ------------

            NET ASSETS                                           $351,459,056
                                                                  -----------
                                                                  -----------
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($351,459,056 / 13,914,587
            shares outstanding)                                        $25.26
                                                                      -------
                                                                      -------

     * <F3>Non-income producing security.
     (a)<F4>Percentages of various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

BRANDYWINE BLUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1996

INCOME:
  Dividends                                                      $1,417,718
  Interest                                                          338,823
                                                                 ----------
     Total income                                                 1,756,541
                                                                 ----------

EXPENSES:
  Management fees                                                 2,563,756
  Registration fees                                                 111,702
  Administrative services                                            79,450
  Custodian fees                                                     68,144
  Professional fees                                                  31,401
  Printing and postage expense                                       17,006
  Transfer agent fees                                                12,038
  Amortization of organizational expenses                             1,550
  Other expenses                                                     16,346
                                                                 ----------
     Total expenses                                               2,901,393
                                                                 ----------
NET INVESTMENT LOSS                                             (1,144,852)
                                                                -----------
NET REALIZED LOSS ON INVESTMENTS                                (7,503,424)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           37,923,232
                                                                -----------
NET GAIN ON INVESTMENTS                                          30,419,808
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $29,274,956
                                                                 ----------
                                                                 ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995

                                                             1996        1995
                                                             ----        ----
OPERATIONS:
  Net investment loss                                $(1,144,852)  $(295,445)
  Net realized (loss) gain on investments             (7,503,424)   8,175,056
  Net increase in unrealized appreciation
    on investments                                     37,923,232  20,117,144
                                                      ----------- -----------
  Net increase in net assets resulting
    from operations                                    29,274,956  27,996,755
                                                      ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($1.10564 and $0.10774 per share, respectively)  (7,884,335)*<F5>(180,673)
                                                      -----------   ---------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (9,072,193 and
    5,621,838 shares, respectively)                   209,837,352 120,000,924
  Net asset value of shares issued in distributions
    (344,224 and 10,418 shares, respectively)           7,555,722     177,002
  Cost of shares redeemed (2,271,339 and 555,714
    shares, respectively)                            (52,267,216)(12,137,304)
                                                      ----------- -----------
  Net increase in net assets derived from
    Fund share activities                             165,125,858 108,040,622
                                                      ----------- -----------
  TOTAL INCREASE                                      186,516,479 135,856,704

NET ASSETS AT THE BEGINNING OF THE YEAR               164,942,577  29,085,873
                                                      ----------- -----------
NET ASSETS AT THE END OF THE YEAR                    $351,459,056$164,942,577
                                                      ----------- -----------
                                                      ----------- -----------

*<F5>Total distribution includes $6,929,563 of ordinary income, of which 5% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

BRANDYWINE BLUE FUND, INC.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)
                                                                             YEARS ENDED SEPTEMBER 30,
                                                              ---------------------------------------------
                                                               1996      1995      1994      1993      1992     1991+<F6>
                                                              -----     -----     -----     -----    ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $24.37    $17.18    $19.11    $12.95    $13.09    $10.01
Income from investment operations:
  Net investment (loss) income                            (0.05)(1)<F7>  0.00      0.04    (0.06)    (0.04)      0.03
  Net realized and unrealized gains on investments             2.05      7.30      0.36      6.22      0.52      3.05
                                                            -------    ------    ------   -------    ------    ------
Total from investment operations                               2.00      7.30      0.40      6.16      0.48      3.08
Less distributions:
  Dividend from net investment income                            --       --        --        --     (0.03)       --
  Distributions from net realized gains                      (1.11)    (0.11)    (2.33)       --     (0.59)       --
                                                            -------    ------    ------   -------    ------    ------
Total from distributions                                     (1.11)    (0.11)    (2.33)       --     (0.62)       --
                                                            -------    ------    ------   -------    ------    ------
Net asset value, end of period                               $25.26    $24.37    $17.18    $19.11    $12.95    $13.09
                                                            -------    ------    ------   -------    ------    ------
                                                            -------    ------    ------   -------    ------    ------
Total Investment Return                                        8.9%     42.8%      2.8%     47.6%      4.0%    45.1%*<F8>
Ratios/Supplemental Data:
  Net assets, end of period (in 000's $)                    351,459   164,943    29,086     6,373     4,270     3,975
  Ratio of expenses (after reimbursement) to average
    net assets**<F9>                                          1.13%     1.31%     1.80%     2.00%     2.00%    1.97%*<F8>
  Ratio of net investment (loss) income to average
    net assets***<F10>                                       (0.4%)    (0.4%)    (0.4%)    (0.6%)    (0.3%)     0.6%*<F8>
  Portfolio turnover rate                                    196.9%    174.1%    220.3%    144.3%    191.9%   115.3%*<F8>
  Average Commission Per Share****<F11>                      0.0599

+<F6>For the period from January 10, 1991 (commencement of operations) to
 September 30, 1991.
(1)<F7>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*<F8>Annualized.
**<F9>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%* for the period ended September 30, 1991.
***<F10>The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended
September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*, respectively.
****<F11>Disclosure required for fiscal years beginning after 9/1/95.

The accompanying notes to financial statements are an integral part of this statement.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $296,703,647. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

     (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $2,505,300 of net capital losses which expire September 30, 2004 and $4,705,965 of post-October losses, both of which may be used to offset capital gains in future years to the extent provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  DEFERRED EXPENSES

     Organizational expenses were deferred and were amortized on a straight-line basis over a period of five years ending December 1995. These expenses were advanced by the Adviser who was reimbursed by the Fund over the amortization period.

(5)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1996, purchases and proceeds of sales of investment securities (excluding short-term investments) were $651,594,125 and $497,589,681, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1996, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                               $11,021,982
     Payable to Adviser for management fees                    274,829
     Other liabilities                                         113,471

(7)  SOURCES OF NET ASSETS

     As of September 30, 1995, the sources of net assets were as follows:

     Fund shares issued and outstanding                   $298,611,763
     Net unrealized appreciation
       on investments                                       60,350,802
     Accumulated net realized losses                       (7,503,509)
                                                          ------------
                                                          $351,459,056
                                                           -----------
                                                           -----------

 Aggregate net unrealized appreciation as of September 30, 1996 consisted of the following:
     Aggregate gross
       unrealized appreciation                             $62,946,499
     Aggregate gross unrealized
       depreciation                                        (2,595,697)
                                                           -----------
     Net unrealized appreciation                           $60,350,802
                                                           -----------
                                                           -----------

ALL IS NOT ROSES. . .

The old adage, "You win some, you lose some" applies to nearly everything, including the activity in your Fund's portfolio. The trick is to win more than you lose. Fortunately, this was a quarter in which you did just that.

There were eight companies that gave up more than $800,000 each during the quarter. Glenayre Technology, WorldCom, Heilig-Meyers Co., Qualcomm Inc., and Trans World Airlines were all sold from your portfolio. You still hold Healthsouth Corp., Sears Roebuck, and Gap, all solid holdings for you, together bringing in nearly $1 million since initial purchase.

You saw 16 companies contribute more than $800,000 a piece during the quarter, 13 of which exceeded gains of $1 million each. Your largest gainer was Intel with $2.5 million.

Other major winners for you were 3Com Corp. bringing in $2.4 million, CompUSA with $2.2 million, Western Digital at $1.8 million, Cisco Systems contributing $1.7 million, Dell Computer and SCI Systems gaining $1.6 million a piece, and BMC Software with $1.4 million.

TOP TEN . . .

There were no new industries appearing in your top ten this quarter, but some rearrangement did occur.

The greatest change took place in your Software category, which grew from 4.5 percent in June to 11.2 percent this quarter, to assume the number three position. The addition of Adobe Systems, Computer Associates, Informix, and McAfee Associates to your portfolio helped grow this group and has already added more than $3 million to your Fund.

Your number two group in June, Oil/Gas Field Services, now occupies the number one spot but was pared back from 15.2 percent to 13.0 percent. Ensco International, Tosco Corp., Weatherford Enterra, and Tidewater were all removed from your portfolio to reduce this group.

A major portion of your Sears position and your entire Dayton Hudson position were sold, decreasing your Retailing companies from number one in June at 16.5 percent to number two this quarter at 12.0 percent. You also sold Estee Lauder and some of your Gap stock, realizing more than $1 million in gains.

TOP TEN INDUSTRY GROUPS

Cash 1.0%
All Others 19.6%
Healthcare 2.8%
Semiconductors & Related 3.0%
Communications 6.4%
Networking 6.8%
Computers & Related 7.8%
Apparel & Shoes 8.1%
Financial/Business Services 8.3%
Software 11.2%
Retailing 12.0%
Oil/Gas Field Services 13.0%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Fundation
Stockholm, Sweden

(800) 656-3017

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY

Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice
President;
William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus.

Report editor: Lynda J. Campbell
Report Staff: Margaret Barton, Rebecca A. Buswell, Paul R. Robinson